EXHIBIT (i)(2)

                                CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 94 to the Registration Statement of Eaton Vance Municipals Trust (1933 Act File No. 33-572) of my opinion dated July 16, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 92.


                                  /s/ Maureen A. Gemma
                                  ---------------------------
                                  Maureen A. Gemma, Esq.


December 22, 2003
Boston, Massachusetts